SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement.

☐ Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐ Definitive Proxy Statement.

☐ Definitive Additional Materials.

☐ Soliciting Material Pursuant to Sec. 240.14a-12.

BlackRock Series Fund, Inc.

BlackRock Variable Series Funds, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment Of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

BLACKROCK SERIES FUND, INC.

BlackRock Bond Portfolio

BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock Bond V.I. Fund

P.O. Box 9011 Princeton, New Jersey 08543-9011 (800) 441-7762

October [    ], 2007

Dear Shareholder:

A special meeting (the “Meeting”) of BlackRock Bond Portfolio (the “Bond Portfolio”), a series of BlackRock Series Fund, Inc. and BlackRock Bond V.I. Fund (the “Bond V.I. Fund” and together with the Bond Portfolio, the “Funds” and each, a “Fund”), a series of BlackRock Variable Series Funds, Inc. will be held at the offices of BlackRock Advisors, LLC, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on December 10, 2007 at 9:30 a.m. (Eastern time), to vote on the proposal discussed in the enclosed joint proxy statement.

The purpose of the Meeting is to seek shareholder approval of a proposal recently approved by your Company’s board of directors (each, a “Board” and collectively, the “Boards,” the members of which are referred to as “Board Members”). As described in more detail in the enclosed joint proxy statement, shareholders of the Funds are being asked to approve a change in each Fund’s investment objective from “to seek, as a primary objective, to provide shareholders with as high a level of current income as is consistent with the investment policies and, as a secondary objective, to seek capital appreciation when consistent with its primary objective”, to “to maximize total return, consistent with income generation and prudent investment management”. The investment objective of each Fund will remain a fundamental policy that may be changed only by shareholder vote. If the amended investment objective is approved by shareholders, Bond Portfolio will change its name to “BlackRock Total Return Portfolio” and Bond V.I. Fund will change its name to “BlackRock Total Return V.I. Fund.” Since total return is a combination of current income and capital appreciation, the change in investment objective is not expected to materially change the manner in which either Fund is currently managed. Also, the principal risks of investing in the Funds will not be changed in any material respect by this change in investment objective.

The Board Members responsible for your Fund recommend that you vote “FOR” the proposal with respect to your Fund. However, before you vote, please read the full text of the enclosed joint proxy statement for an explanation of the proposal.

Your vote is important. Even if you plan to attend and vote in person at the Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or over the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, if received by mail, and returning it in the accompanying postage-paid return envelope.

If you have any questions about the proposal to be voted on, please call the Funds’ proxy solicitor, Broadridge Financial Solutions, Inc., at [number].

Sincerely,

Howard B. Surloff

Secretary of BlackRock Series Fund, Inc. and

BlackRock Variable Series Funds, Inc.

IMPORTANT NEWS

FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed joint proxy statement, for your convenience we have provided a brief overview of the matter to be voted on.

Questions and Answers

Q.	Why am I receiving the joint proxy statement?

A.	The purpose of the shareholders’ meeting (the “Meeting”) is to seek shareholder approval of a proposal recently approved by your fund’s board of directors (each, a “Board” and collectively, the “Boards,” the members of which are referred to as “Board Members”). As a shareholder of BlackRock Bond Portfolio (the “Bond Portfolio”), a series of BlackRock Series Fund, Inc. and/or BlackRock Bond V.I. Fund (the “Bond V.I. Fund” and together with the Bond Portfolio, the “Funds” and each, a “Fund”), a series of BlackRock Variable Series Funds, Inc., you are being asked to approve a change to your Fund’s investment objective. The enclosed proxy card(s) indicate the Fund(s) in which you hold shares and the proposal you are being asked to vote on.

Q.	What am I being asked to vote “FOR” in the joint proxy statement?

A.	Shareholders of each Fund are being asked to approve a change to each Fund’s investment objective as set out in the chart below.

Each Fund’s Current Investment Objective	Each Fund’s Proposed Amended Investment Objective

To seek, as a primary objective, to provide shareholders with as high a level of current income as is consistent with its investment policies and, as a secondary objective, to seek capital appreciation when consistent with its primary objective.

To maximize total return, consistent with income generation and prudent investment management.

Since total return is a combination of current income and capital appreciation, the change in investment objective is not expected to materially change the manner in which either Fund is currently managed. Also, the principal risks of investing in the Funds will not be changed in any material respect by this change in investment objective. The investment objective of Bond Portfolio and Bond V.I. Fund will remain a fundamental policy that may be changed only by shareholder vote.

Q.	As a shareholder of Bond Portfolio and/or Bond V.I. Fund, why am I being asked to approve a change in my Fund’s investment objective?

A.

Shareholders are being asked to approve a change in the investment objective of Bond Portfolio and Bond V.I. Fund to align each Fund’s investment objective with other BlackRock funds that seek total return, which are all managed by the same portfolio management team as the Funds. The Funds are managed in a substantially similar manner as those total return funds. As a result, each Board and BlackRock Advisors, LLC (“BlackRock”), each Fund’s investment adviser, believes that it is appropriate for the Funds’ investment objective to be consistent with those of other BlackRock funds that seek total return. It is expected that changing the investment objective of the Funds to be consistent with those of other BlackRock total return funds will facilitate the management of the Funds’ assets by simplifying the process of monitoring compliance with the investment objectives of total return funds. The consistency of these funds having the same investment objective will also allow the Funds to respond to a changing market that identifies capital appreciation and current income as total return.

This proposal cannot be effected without shareholder approval. Your Fund’s Board has approved the proposal you are being asked to vote on, believes it is in shareholders’ best interest, and recommends that you approve it.

Q.	Will my vote make a difference?

A.	Your vote is very important and can make a difference in the governance and management of your Fund, no matter how many shares you own. Your vote can help ensure that the proposal recommended by the Boards can be implemented. We encourage all shareholders to participate in the governance of their Funds.

Q.	What is the required vote?

A.	Shareholders of each Fund must approve the proposal for it to be effective. The proposal must be approved by the affirmative vote of a “majority of the outstanding voting securities” of each Fund, which, for this purpose, means the affirmative vote of the lesser of (1) more than 50% of the outstanding voting securities of the Fund, or (2) 67% or more of the voting securities of the Fund present at the Meeting, if more than 50% of the outstanding voting securities of the Fund are represented at the Meeting in person or by proxy.

Q.	What happens if shareholders do not approve the proposal?

A.	In the event that the proposal is not approved by the shareholders of a particular Fund, that Fund’s investment objective will not change and it will continue to be managed in accordance with its stated investment objective and policies. In addition, the Fund will not change its name to “BlackRock Total Return Portfolio” (in the case of Bond Portfolio) or to “BlackRock Total Return V.I. Fund” (in the case of Bond V.I. Fund). The approval of the investment objective change by shareholders of one Fund is not contingent on the approval of the investment objective change by shareholders of the other Fund.

Q.	Are the Funds paying for the preparation, printing and mailing of the joint proxy statement?

A.	The costs associated with the joint proxy statement, including the mailing and the proxy solicitation costs, will be shared equally between BlackRock and the Funds. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the joint proxy statement, also will be shared equally between BlackRock and the Funds. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can reasonably be attributed to one specific Fund. The Funds and BlackRock have retained Broadridge Financial Solutions, Inc. (“Broadridge”), 51 Mercedes Way, Edgewood, New York 11717, a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Broadridge will be paid approximately $3,250 for such solicitation services (including reimbursements of out-of-pocket expenses), to be shared equally by BlackRock and the Funds.

Q.	Whom do I call if I have questions?

A.	If you need more information, or have any questions about voting, please call Broadridge, the Funds’ proxy solicitor, at [ ].

Q.	How do I vote my shares?

A.	You can provide voting instructions by telephone by calling the toll-free number on the proxy card(s) or by computer by going to the Internet address provided on the proxy card(s) and following the instructions. Alternatively, if you received your proxy card(s) by mail, you can vote your shares by signing and dating the proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also attend the Meeting and vote in person; however, even if you intend to do so, we encourage you to provide voting instructions by one of the methods discussed above.

Please vote now. Your vote is important.

We urge you to indicate your voting instructions on the proxy card, if received by mail, date and sign it and return it promptly in the envelope provided, or record your voting instructions by telephone or via the Internet, no matter how large or small your holdings may be. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Meeting.

BLACKROCK SERIES FUND, INC.

BlackRock Bond Portfolio

BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock Bond V.I. Fund

P.O. Box 9011

Princeton, New Jersey 08543-9011

(800) 441-7762

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

To Be Held on December 10, 2007

A special meeting (the “Meeting”) of the shareholders of BlackRock Bond Portfolio (the “Bond Portfolio”), a series of BlackRock Series Fund, Inc. and BlackRock Bond V.I. Fund (the “Bond V.I. Fund” and together with the Bond Portfolio, the “Funds” and each, a “Fund”), a series of BlackRock Variable Series Funds, Inc., will be held at the offices of BlackRock Advisors, LLC, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on December 10, 2007 at 9:30 a.m. (Eastern time), to consider and vote on the proposal, as more fully described in the accompanying Joint Proxy Statement:

PROPOSAL 1A.	To approve a change in the investment objective of Bond Portfolio (To be voted on by the shareholders of Bond Portfolio.)
PROPOSAL 1B.	To approve a change in the investment objective of Bond V.I. Fund. (To be voted on by the shareholders of Bond V.I. Fund.)
PROPOSAL 2.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

The Board of Directors of your Fund recommends that you vote “FOR” the Proposal upon which you are being asked to vote.

Shareholders of record as of the close of business on October 19, 2007 (the “Record Date”) are entitled to vote at the Meeting and at any adjournments or postponements thereof.

If you own shares in more than one Fund as of the Record Date, you may receive more than one proxy card. Please be certain to sign, date and return each proxy card you receive.

By order of the Boards of Directors,

Howard B. Surloff

Secretary of BlackRock Series Fund, Inc. and

BlackRock Variable Series Funds, Inc.

October [    ], 2007

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BLACKROCK SERIES FUND, INC.

BlackRock Bond Portfolio

BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock Bond V.I. Fund

P.O. Box 9011

Princeton, New Jersey 08543-9011

(800) 441-7762

SPECIAL MEETING OF SHAREHOLDERS

DECEMBER 10, 2007

JOINT PROXY STATEMENT

This joint proxy statement (the “Joint Proxy Statement”) is furnished in connection with the solicitation by the board of directors (each, a “Board,” the members of which are referred to as “Board Members”) of proxies to be voted at a meeting of shareholders (the “Meeting”) of the BlackRock Bond Portfolio (the “Bond Portfolio”), a series of BlackRock Series Fund, Inc. (the “Series Company”) and the BlackRock Bond V.I. Fund (the “Bond V.I. Fund” and together with the Bond Portfolio, the “Funds” and each, a “Fund”), a series of BlackRock Variable Series Funds, Inc. (the “Variable Series Company” and together with the Series Company, the “Companies” and each, a “Company”) to be held at the offices of BlackRock Advisors, LLC, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on December 10, 2007 at 9:30 a.m. (Eastern time), and at any and all adjournments or postponements thereof. The Meeting will be held for the purposes set forth in the accompanying Notice.

The Board of each Company has determined that the use of this Joint Proxy Statement for such Fund’s Meeting is in the best interests of the Fund and its shareholders in light of the similar matter being considered and voted on by the shareholders of each of the Funds. This Joint Proxy Statement and the accompanying materials are being mailed to shareholders on or about November 5, 2007.

Each Company is organized as a Maryland corporation and is a registered investment company under the Investment Company Act of 1940 (the “1940 Act”).

Shareholders of record of a Fund as of the close of business on October 19, 2007 (the “Record Date”) are entitled to attend and to vote at that Fund’s Meeting. Shareholders of the Funds are entitled to one vote for each share held, and each fractional share is entitled to a proportionate fractional vote, with no shares having cumulative voting rights. The quorum and vote requirement for each Fund is set forth under “Vote Required and Manner of Voting Proxies.”

The number of shares of each Fund outstanding as of the close of business on the Record Date and the net assets of each Fund as of that date are shown below.

Fund	Shares Outstanding	Net Assets
Bond Portfolio	[insert]	[insert]
Bond V.I. Fund	[insert]	[insert]

Except as set forth in Appendix A, to the knowledge of each Fund, as of the Record Date, no person was the beneficial owner of five percent or more of a class of that Fund’s outstanding shares.

The Fund of which you are a shareholder is named on the proxy card included with this Joint Proxy Statement. If you own shares in both Funds as of the Record Date, you may receive more than one proxy card. Even if you plan to attend the Meeting, please sign, date and return EACH proxy card you receive, or if you provide voting instructions by telephone or over the Internet, please vote on the proposal affecting EACH Fund you own. If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s). This code is designed to confirm your identity, provide access into the voting sites and confirm that your instructions are properly recorded.

All properly executed proxies received prior to a Fund’s Meeting will be voted at that Meeting. On any matter coming before the Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a proxy is properly executed and returned and no choice is specified with respect to a proposal, the shares will be voted “FOR” the proposal. Shareholders who execute proxies or provide voting instructions by telephone or the Internet may revoke them with respect to a proposal at any time before a vote is taken on the proposal by filing with the applicable Fund a written notice of revocation (addressed to the Secretary of the Company at the principal executive offices of the Company at the address above), by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Meeting, however, will not revoke any previously executed proxy. Since shares are held through a variable annuity contract or variable life insurance policy (as discussed below in “Vote Required and Manner of Voting”), please consult your participating insurance company regarding your ability to revoke voting instructions after such instructions have been provided.

Photographic identification will be required for admission to the Meeting.

Each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the Fund at P.O. Box 9011, Princeton, New Jersey 08543-9011 or by calling toll free at 1-800-441-7762. Copies of annual and semi-annual reports of each Fund are also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

Please note that only one annual or semi-annual report or Joint Proxy Statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Joint Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

YOUR VOTE IS IMPORTANT

We urge you to indicate voting instructions on the enclosed proxy card, and if received by mail, date and sign it and return it promptly in the envelope provided, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the proposal.

PROPOSAL 1—TO CHANGE THE INVESTMENT OBJECTIVE
OF EACH OF BOND PORTFOLIO AND BOND V.I. FUND

The prospectus of each of Bond Portfolio and Bond V.I. Fund states that the primary objective of the Fund is to provide shareholders with as high a level of current income as is consistent with the investment policies of the Fund. As a secondary objective, each Fund seeks capital appreciation when consistent with its primary objective.

The Board of each Company is proposing that the Bond Portfolio and the Bond V.I. Fund each amend its investment objective from the objective as stated above to “to maximize total return, consistent with income generation and prudent investment management”. The investment objective of each Fund will remain a fundamental policy that may be changed only by shareholder vote. If the amended investment objective is approved by shareholders, Bond Portfolio will change its name from “BlackRock Bond Portfolio” to “BlackRock Total Return Portfolio” and Bond V.I. Fund will change its name from BlackRock Bond V.I. Fund to “BlackRock Total Return V.I. Fund.” The Board of the Series Company approved the changes pursuant to a unanimous written consent on October 8, 2007, and the Board of the Variable Series Company approved the changes at a meeting held on October 1, 2007.

Each Fund’s Current Investment Objective	Each Fund’s Proposed Amended Investment Objective

To seek, as a primary objective, to provide shareholders with as high a level of current income as is consistent with its investment policies and, as a secondary objective, to seek capital appreciation when consistent with its primary objective.

To maximize total return, consistent with income generation and prudent investment management

Since total return is a combination of current income and capital appreciation, the change in investment objective is not expected to materially change the manner in which either Fund is currently managed. Additionally, each Fund will continue to be managed by the same portfolio management team that currently manages the Fund. Also, the principal risks of investing in the Funds will not be changed in any material respect by this change in investment objective.

Shareholders are being asked to approve a change in the investment objective of Bond Portfolio and Bond V.I. Fund to align each Fund’s investment objective with other BlackRock funds that seek total return, which are all managed by the same portfolio management team as the Funds. The Funds are managed in a substantially similar manner as those total return funds. As a result, each Board and BlackRock Advisors, LLC (“BlackRock”), each Fund’s investment adviser, believes that it is appropriate for the Funds’ investment objective to be consistent with those of other BlackRock funds that seek total return. It is expected that changing the investment objective of the Funds to be consistent with those of other BlackRock total return funds will facilitate the management of the Funds’ assets by simplifying the process of monitoring compliance with the investment objectives of total return funds. The consistency of these funds having the same investment objective will also allow the Funds to respond to a changing market that identifies capital appreciation and current income as total return.

If the proposed change in the investment objective of Bond Portfolio and Bond V.I. Fund is approved by shareholders at the Meeting, the prospectus and statement of additional information of each Fund will be revised, as appropriate, to reflect this change to the investment objective and change to each Fund’s name. The approval of the investment objective change by shareholders of one Fund is not contingent on the approval of the investment objective change by shareholders of the other Fund.

The Board of the Series Company and the Board of the Variable Series Company recommend that the shareholders of the Bond Portfolio and Bond V.I. Fund, respectively, vote FOR the proposed change in the investment objective.

VOTE REQUIRED AND MANNER OF VOTING PROXIES

A quorum of shareholders of each Fund is required to take action at the Meeting for that Fund. For each Fund, a quorum consists of a majority of the shares of that Fund entitled to vote at the Meeting, present in person or by proxy.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for that Meeting. The inspectors of election, who may be employees of BlackRock, will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposal before the Meeting. Broker-dealer firms will not be permitted voting authority with respect to which no instructions have been received in connection with the change in investment objectives in the proposal. Beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of the proposal.

Shares of each Fund are sold to separate accounts established by certain insurance companies (each, a “Participating Insurance Company,” and collectively, the “Participating Insurance Companies”) to fund variable annuity contracts and variable life insurance contracts. The rights accompanying shares of the Funds are legally vested in the variable annuity contracts and variable life insurance contracts offered by the separate accounts of Participating Insurance Companies. However, in accordance with current law and interpretations thereof, Participating Insurance Companies will vote shares held in the separate accounts in a manner consistent with voting instructions timely received from the holders of variable annuity contracts and variable life insurance contracts. A signed voting instruction form or other authorization by a holder that does not specify how the holder’s shares should be voted on a proposal will be deemed an instruction to vote such shares in favor of the proposal. Those persons who have a voting interest at the close of business as of the Record Date will be entitled to submit instructions to their Participating Insurance Company. Each Participating Insurance Company will vote shares of the Funds held in separate accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance contracts, as well as shares it owns, in the same proportion as those shares for which such insurance company receives voting instructions. For purposes of this proxy statement, the term “shareholder” (when used to refer to the beneficial holder of ownership interests in the Funds) shall also be deemed to include holders of variable annuity contracts and variable life insurance contracts.

As you hold shares through a variable annuity contract or a variable life insurance contract, and if you do not vote your shares or do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your Participating Insurance Company specific instructions as to how you want your shares to be voted.

Approval by each of Bond Portfolio and Bond V.I. Fund will require the affirmative vote of the holders of a majority of the outstanding shares entitled to vote, as defined under the 1940 Act. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of voting securities of all classes of a fund present or represented by proxy at the Meeting, voting together as a single class, if holders of more than 50% of the outstanding voting securities of all classes, taken as a single class, are present or represented by proxy at the Meeting; or (ii) more than 50% of the total number of outstanding voting securities of all classes of such fund, voting together as a single class. The approval of the investment objective change by shareholders of one Fund is not contingent on the approval of the investment objective change by shareholders of the other Fund.

Approval of the proposal with respect to a Fund will occur only if a sufficient number of votes at the Meeting are cast “FOR” the proposal with respect to that Fund. Abstentions and broker non-votes will not be counted as votes cast and therefore, abstentions and broker non-votes will have the same effect as a vote against the proposal.

ADDITIONAL INFORMATION

Information about the Adviser and Principal Underwriters

BlackRock is the investment adviser to each Fund. BlackRock’s principal business address is 100 Bellevue Parkway, Wilmington, Delaware 19809. BlackRock Distributors, Inc. (“BDI”) and FAM Distributors, Inc. (“FAMD”), each acts as the distributor of the shares of each Fund. The principal business address of BDI and FAMD is P.O. Box 9081, Princeton, New Jersey 08543-9081.

5% Share Ownership

As of October [    ], 2007, to the best of the Funds’ knowledge, the persons listed in Appendix A beneficially owned or owned of record the amounts indicated.

Security Ownership of Management

As of the Record Date, no Board Member owned shares of the Fund in which they oversee.

Submission of Shareholder Proposals

The Funds do not hold annual meetings of shareholders. A shareholder proposal intended to be included in a proxy statement for a future meeting of shareholders of a Fund must be received at the offices of the Company, P.O. Box 9011, Princeton, New Jersey 08543-9011, a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement. The persons named as proxies in future proxy materials of a Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of such proposal has not been received by that Fund a reasonable period of time before the Board Members’ solicitation relating to such meeting is made.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board Member should write their Fund to the attention of the Secretary, 40 East 52nd Street, New York, New York

10022-5911. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the chair of the nominating and governance committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the Fund’s Chief Compliance Officer (“CCO”), 40 East 52nd Street, New York, New York 10022-5911. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and this Joint Proxy Statement and costs in connection with the solicitation of proxies will be shared equally between BlackRock and the Funds. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of this Joint Proxy Statement, also will be shared equally between BlackRock and the Funds. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can be reasonably attributed to one Fund. Each Fund’s portion of the foregoing expenses is not subject to any cap or voluntary agreement to waive fees and/or reimburse expenses that may otherwise apply to that Fund.

Solicitation may be made by letter or telephone by officers or employees of BlackRock Advisors, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Funds and BlackRock will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Joint Proxy Statement and proxy materials to the beneficial owners of each Fund’s shares. The Funds and BlackRock have retained Broadridge Financial Solutions, Inc. (“Broadridge”), 51 Mercedes Way, Edgewood, New York 11717, a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Broadridge will be paid approximately $3,250 for such solicitation services (including reimbursements of out-of-pocket expenses), to be shared equally by BlackRock and the Funds. Broadridge may solicit proxies personally and by telephone.

Fiscal Year

The fiscal year end of each Fund is December 31.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at the Meeting will be available at the offices of the Funds, P.O. Box 9011, Princeton, New Jersey 08543-9011, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meeting.

Failure of a quorum to be present at any Meeting will necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of any Meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation are reasonable and in the best interests of shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the time of the Meeting to be adjourned. Any adjourned Meeting may be held without the necessity of another notice. The persons named as proxies will vote in favor of any such adjournment if they believe the adjournment and additional proxy solicitation are reasonable and in the best interests of the Fund’s shareholders. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be treated as shares that are present at the Meeting.

Please vote promptly by signing and dating each enclosed proxy card and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to provide voting instructions by telephone or over the Internet.

By Order of the Boards of Directors,

Howard B. Surloff

Secretary of BlackRock Series Fund, Inc. and

BlackRock Variable Series Funds, Inc.

October [    ], 2007

Appendix A

5% Share Ownership

As of October [            ], 2007, to the best knowledge of each Fund, the following persons beneficially owned or owned of record 5% or more of the outstanding shares of any class of securities of the Funds indicated:

[Insert 5% Ownership]

A-1

[Proxy Card Front]

BLACKROCK SERIES FUND, INC.

BlackRock Bond Portfolio

P.O. Box 9011

Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Denis Molleur and Jay Fife as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of BlackRock Bond Portfolio (the “Fund”), a series of BlackRock Series Fund, Inc., held of record by the undersigned on October 19, 2007 at a special meeting of shareholders of the Fund to be held at the offices of BlackRock Advisors, LLC, 800 Scudders Mill Road, Plainsboro, New Jersey, 08536 on Monday, December 10, 2007 at 9:30 a.m. (Eastern time), or any adjournments or postponements thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the proxy statement for the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote “FOR” the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournments or postponements thereof. If you do not intend to personally attend the meeting, please complete and return this card at once, if received by mail, in the enclosed envelope.

(Continued and to be signed on the reverse side)

[Proxy Card Reverse]

Please mark boxes /X/ or [X] in blue or black ink.

1. To approve a change in the investment objective of the Fund. The Board of Directors recommends that you vote “For” the proposal.

FOR ☐	AGAINST ☐	ABSTAIN ☐

2. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:

X
Signature

X
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly, if Received by Mail, Using the Enclosed Envelope.

BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock Bond V.I. Fund

P.O. Box 9011

Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Denis Molleur and Jay Fife as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of BlackRock Bond V.I. Fund (the “Fund”), a series of BlackRock Variable Series Funds, Inc., held of record by the undersigned on October 19, 2007 at a special meeting of shareholders of the Fund to be held at the offices of BlackRock Advisors, LLC, 800 Scudders Mill Road, Plainsboro, New Jersey, 08536 on Monday, December 10, 2007 at 9:30 a.m. (Eastern time), or any adjournments or postponements thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the proxy statement for the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote “FOR” the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournments or postponements thereof. If you do not intend to personally attend the meeting, please complete and return this card at once, if received by mail, in the enclosed envelope.

(Continued and to be signed on the reverse side)

[Proxy Card Reverse]

Please mark boxes /X/ or [X] in blue or black ink.

1. To approve a change in the investment objective of the Fund. The Board of Directors recommends that you vote “For” the proposal.

FOR ☐	AGAINST	☐	ABSTAIN	☐

2. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:

X
Signature

X
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly, if Received by Mail, Using the Enclosed Envelope.